UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

August 11, 2009

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 909, Tower B
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi An City, Shan Xi Province
China 710068
 (Address of principal executive offices, including zip code)

(86-29) 8769-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

In its Current Report on Form 8-K dated May 5, 2009, China Recycling Energy Corporation (the “Company”) announced the engagement of Deloitte Touche Tohmatsu CPA Ltd. (“Deloitte”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009, replacing Goldman Parks Kurland Mohidin, LLP (“GPKM”) in that role.  Because of the time required to transition from GPKM to Deloitte and in order to ensure the timely filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2009, the Company has delayed its engagement of Deloitte and will continue to use GPKM through the filing of its Form 10-Q for the period ended June 30, 2009.  The Company intends to continue its engagement with Deloitte upon the completion of the transition from GPKM to Deloitte during the third quarter of 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: August 11, 2009	By:	/s/ Xinyu Peng
Xinyu Peng, Chief Financial Officer